Exhibit 99.2



                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                    For the three months ended March 31, 2006











                                Table of Contents

          Income Statements.........................................     1
          Balance Sheets............................................     2
          Combined Joint Venture Income Statement...................     3
          First Quarter Transaction Summary.........................     4
          Property Holdings.........................................     5
          Properties by Location....................................    16
          Lease Rollover Schedules..................................    17
          Mortgages and Notes Payable...............................    19
          Revenue by Tenant Industry................................    25
          Revenue by MSA............................................    26
          Other Revenue Data........................................    28

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                                         Three Months Ended
                                                                              March 31,
                                                                            2006           2005
                                                                            ----           ----
Gross revenues:
    Rental                                                           $    48,513    $    35,486
    Advisory fees                                                          1,063            634
    Tenant reimbursements                                                  4,433            883
                                                                        --------       --------
         Total gross revenues                                             54,009         37,003

Expense applicable to revenues:
    Depreciation and amortization                                        (20,241)       (11,550)
    Property operating                                                    (7,895)        (2,637)
General and administrative                                                (5,616)        (4,345)
Non-operating income                                                         795            684
Interest and amortization expense                                        (17,892)       (12,220)
Debt satisfaction charge                                                    (947)            --
                                                                        ---------      ---------

Income before benefit (provision) for income
     taxes, minority interests, equity in earnings
     of non-consolidated entities and discontinued
     operations                                                            2,213          6,935
Benefit (provision) for income taxes                                          73            (96)
Minority interests                                                          (493)          (828)
Equity in earnings of non-consolidated entities                            1,245          1,425
                                                                        --------       --------
Income from continuing operations                                          3,038          7,436
                                                                        --------       --------

Discontinued operations, net of minority interest and  taxes:
    Income from discontinued operations                                      799          1,376
    Debt satisfaction charge                                                 (78)            --
    Impairment charge                                                         --            (30)
    Gains on sales of properties                                           2,319            744
                                                                        --------       --------
    Total discontinued operations                                          3,040          2,090
                                                                        --------       --------
Net income                                                                 6,078          9,526
Dividends attributable to preferred shares - Series B                     (1,590)        (1,590)
Dividends attributable to preferred shares - Series C                     (2,519)        (2,519)
                                                                        ---------      ---------
Net income allocable to common shareholders                          $     1,969    $     5,417
                                                                        ========       ========

Funds from operations(1)                                             $    28,653    $    23,110
                                                                        ========       ========
Per share/unit:
    Basic net income                                                 $      0.04    $      0.11
    Diluted net income                                               $      0.04    $      0.11
    Funds from operations(1)-basic                                   $      0.45    $      0.39
    Funds from operations(1)-diluted                                 $      0.45    $      0.39

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                   3/31/06         12/31/05
                                                   -------         --------

Real estate, at cost                           $   1,879,441    $   1,883,115
Accumulated depreciation                            (243,820)        (241,188)
Investment in joint ventures                         187,741          191,146
Properties held for sale - discontinued               38,892           49,397
operations
Intangible assets, net                               140,074          128,775
Cash and cash equivalents                             61,278           53,515
Deferred expenses, net                                14,404           13,582
Rent receivable                                        3,226            7,673
Rent receivable - deferred                            24,795           24,778
Other assets                                          55,796           49,439
                                                  ----------       ----------
                                               $   2,161,827    $   2,160,232
                                                  ==========       ==========

Mortgages and notes payable                    $   1,172,478    $   1,139,971
Liabilities - discontinued operations                 19,730           32,145
Other liabilities                                     28,964           35,434
Minority interests                                    60,043           61,372
Shareholders' equity                                 880,612          891,310
                                                  ----------       ----------
                                               $   2,161,827    $   2,160,232
                                                  ==========       ==========

Common shares                                     52,866,743       52,155,855
Preferred shares - Series B                        3,160,000        3,160,000
Preferred shares - Series C                        3,100,000        3,100,000
Operating partnership units                        5,629,916        5,720,071
                                                  ----------       ----------
                                                  64,756,659       64,135,926
                                                  ==========       ==========


1 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                                  JOINT VENTURE
                               PROPORTIONATE SHARE
                     COMBINED CONDENSED STATEMENT OF INCOME
                             (dollars in thousands)


                                              Three Months
                                                 Ended
                                             March 31, 2006


Gross Revenues                                $    12,795
                                                 --------

Depreciation and amortization                       5,298
Interest and amortization                           4,492
Other income and expenses                           2,027
                                                 --------
    Expenses                                       11,817
                                                 --------


Net income                                    $       978
                                                 ========

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2006 First Quarter Transaction Summary


Acquisitions ($000's)
                                                                         Average                Current
                                                                         Annual      Average    Annual     Current
                                                 Property  Capitalized    GAAP        GAAP       Cash        Cash     Lease
Tenants/Guarantors        Location               Type        Costs      Rent, net     Yield     Rent, net   Yield      Term
------------------        --------               ----        -----      ---------     -----     ------      -----      ----
AS Watson(1)              Renswoude, The         Office    $ 39,291     $  2,294        5.8%    $ 2,851       7.3%    12-11
                          Netherlands                                                                                &06-18
Dana Corporation(2)       Crossville, TN         Industrial   4,776          460        9.6         460       9.6     08-16
                                                             ------      -------        ---      ------       ---
                                                           $ 44,067     $  2,754        6.2%    $ 3,311       7.5%
                                                            =======      =======      =====      ======     =====

Dispositions ($000's)
                                                 Property   Net Sale       Net Book
Tenants/Guarantors               Location        Type       Price          Value
------------------               --------        ----       -----          -----

The Dial Corporation             Scottsdale, AZ  Office     $   22,563     $   22,314
Bally Total Fitness Corp.        Countryside,    Retail          5,698          3,293
                                 IL                           --------       --------
                                                            $   28,261     $   25,607
                                                              ========       ========

New Leases ($000's)
                                                                                Extension
                                               Property   Previous   Extended   Rent Per
Tenants/Guarantors              Location       Type        Term       Term       Annum
------------------              --------       ----        ----       ----       -----
The Visiting Nurse              Dallas, TX     Office         --     Jun-16    $     615
Association of Texas

New Financings ($000's)

Tenants/Guarantors             Location               Amount    Rate    Maturity Date
------------------             --------               ------    ----    -------------

Harbor Freight Tools USA,      Dillon, SC            $ 23,750     5.97%   Feb-22
Inc.
(i) Structure, LLC             Omaha, NE                9,000     5.61    Apr-16
(Infocrossing, Inc.)(2)
(i) Structure, LLC             Tempe, AZ                8,500     5.61    Apr-16
(Infocrossing, Inc.)(2)
AS Watson(1)                   Renswoude, The          33,136     5.31%   Apr-11
                                                      -------     ----
                               Netherlands
                                                     $ 74,386     5.59%
                                                      =======     ====


(1) Lexington has a 90% interest in this property.
(2) Lexington has a 32.3% interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06

------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------
Office
------
295 Chipeta Way           Northwest Pipeline        $ 1,580     $ 1,580     295,000     1982
Salt Lake City, UT        Corp.

10001 Richmond Avenue     Baker Hughes, Inc.          1,592       1,844     554,385   1976/1984
Houston, TX

6303 Barfield Road & 859  Internet Security           1,569       1,513     289,000     2003
Mount Vernon Hwy.         Systems, Inc.
Atlanta, GA

1701 Market Street        Morgan Lewis & Bockius      1,211       1,214     322,317     1957
Philadelphia, PA          LLP(1) (3)

3480 Stateview Blvd.      Wells Fargo Bank N.A.         797        862      169,218     2004
Fort Mill, SC

33 Commercial Street      Invensys Systems, Inc.        827        827      164,689     1982
Foxboro, MA               (Siebe, Inc.)

3476 Stateview Boulevard  Wells Fargo Home              717        755      169,083     2002
Fort Mill, SC             Mortgage, Inc.

9950 Mayland Drive        Circuit City Stores, Inc.     715        698      288,562     1990
Richmond, VA

1415 Wyckoff Road         New Jersey Natural Gas Co.    731        731      157,511     1983
Wall Township, NJ

2750 Monroe Boulevard     Quest Diagnostics, Inc.       617        639      109,281   1985/2001
Valley Forge, PA

700 Oakmont Lane          North American Van            608        643      269,715     1989
Westmont, IL              Lines, Inc.
                          (SIRVA, Inc.)

70 Mechanic Street        Invensys Systems, Inc.        732        640      251,914   1965/1988
Foxboro, MA               (Siebe, Inc.)

13651 McLearen Road       Boeing North American         683        619      159,664     1987
Herndon, VA               Services, Inc.
                          (The Boeing Company)

1311 Broadfield Blvd.     Transocean, Inc.              571        569      103,260     2000
Houston, TX               Newpark Resources,            282        284       52,731
                          Inc.

601 & 701 Experian Pkwy.  TRW Inc. (Experian            960        843      292,700   1981/1983
Dallas, TX                Information
                          Solutions, Inc.)

2211 South 47th Street    Avnet, Inc.                   551        565      176,402     1997
Phoenix, AZ

5600 Broken Sound Blvd    Oce Printing Systems          503        561      143,290   1983/2002
Boca Raton, FL            USA, Inc.

4200 RCA Boulevard        The Wackenhut Corp.           545        542      114,518     1996
Palm Beach Gardens, FL

701 Brookfield Parkway    Verizon Wireless              500        517      192,884   2000/2001
Greenville, SC

19019 No. 59th Avenue     Honeywell, Inc.               501        495      252,300     1985
Glendale, AZ


                                       5


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06
------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------

4201 Marsh Lane           Carlson Restaurants           467         494       130,000     2003
Carrollton, TX            Worldwide, Inc.

12645 W. Airport Road     Baker Hughes, Inc.            566         486       165,836     1997
Sugar Land, TX

26210 and 26220           Apria Healthcare              435         448       100,012     2001
Enterprise Court          Group, Inc.
Lake Forest, CA

10475 Crosspoint Blvd.    John Wiley & Sons, Inc.       599         599       141,047     1999
Fishers, IN

2210 Enterprise Drive     Washington Mutual Home        438         425       177,747     1998
Florence, SC              Loan, Inc.

27404 Drake Road          Dana Corporation              583         545       111,454     1999
Farmington Hills, MI

200 Executive Blvd. S     Hartford Fire                 420         406       153,364      1983
Southington, CT           Insurance Co.

810-820 Gears Road        IKON Office Solutions,        557         563       157,790     2000
Houston, TX               Inc.

1600 Eberhardt Road       Nextel of Texas               369         390       108,800      2001
Temple, TX

2999 SW 6th St.           Voice Stream PCS I LLC        334         388        77,484     2004
Redmond, OR               (T-Mobile USA, Inc.)

160 Clairemont Avenue     Allied Holdings, Inc.         419         382       112,248     1983
Decatur, GA

27016 Media Center Drive  Playboy Enterprises, Inc.     335         314        63,049     2000
Los Angeles, CA           Sony Electronics, Inc.         66          68        20,203

2800 Waterford Lake Dr.   Alstom Power, Inc.            447         504        99,057     2000
Richmond, VA

26555 Northwestern        Federal-Mogul                 290         355       187,163  1963/1965
Highway                   Corporation
Southfield, MI

10419 North 30th Street   Time Customer Service, Inc.   368         352       132,981     1986
Tampa, FL                 (Time, Inc.)

250 Rittenhouse Circle    Jones Apparel Group           316         346       255,019     1982
Bristol, PA               USA, Inc.
                          (Jones Apparel Group,
                          Inc.)

8555 South River Pkwy.    ASM Lithography Holding       533         460        95,133     1998
Tempe, AZ                 NV

400 Butler Farm Road      Nextel Communications of      329         326       100,632     1999
Hampton, VA               the Mid-Atlantic, Inc.
                          (Nextel Finance
                          Company)

16676 Northchase Dr.      Kerr-McGee Corporation        388         407       101,111     2003
Houston, TX

6200 Northwest Pkwy.      PacifiCare Health Systems,    410         405       142,500     2000
San Antonio, TX           Inc.



                                       6

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06

------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------

5757 Decatur Blvd.        Allstate Insurance Co.      312          387        84,200      2002
Indianapolis, IN          Holladay Property            19           19        5,756
                          Services

4000 Johns Creek Pkwy.    Kraft Foods N.A., Inc.      334          346        73,264      2001
Atlanta, GA               PerkinElmer                  53           58       13,955
                          Instruments
                          LLC

6455 State Hwy 303 NE     Nextel West Corporation     242          278        60,200      2001
Bremerton, WA

270 Billerica Road        Cadence Design Systems      254          266       100,000      1985
Chelmsford, MA

2550 Interstate Dr.       AT&T Wireless Services,     357          362        81,859      1998
Harrisburg, PA            Inc.

180 Rittenhouse Circle    Jones Apparel Group         236          243        96,000      1998
Bristol, PA               USA, Inc. (Jones
                          Apparel
                          Group, Inc.)

2529 West Thorns Drive    Baker Hughes, Inc.          212          212        65,500   1981/1999
Houston, TX

12000 Tech Center Drive   Kelsey-Hayes Company        191          206        80,230      1988
Livonia, MI

2401 Cherahala Boulevard  Advance PCS, Inc.           196          205        59,748      2002
Knoxville, TN

1275 NW 128th Street      Principal Life Insurance    200          187        61,180      2003
Clive, IA                 Company

13430 N. Black Canyon     Bull HN Information         196          209        69,492   1985/1994/
Freeway                   Systems, Inc.                                                   2005
Phoenix, AZ               Associated Billing            --          51        17,767
                          Services,
                          LLC
                          VACANT                        --          --        49,799

12600 Gateway Blvd.       Gartner, Inc.               248          263        62,400      1997
Fort Meyers, FL

421 Butler Farm Road      Nextel                      184          180        56,515      2000
Hampton, VA               Communications of
                          the Mid-Atlantic, Inc.
                          (Nextel Finance
                          Company)

3940 South Teller St.     Travelers Express, Inc.     273          216        68,165      2002
Lakewood, CO

100 Barnes Road           Minnesota Mining and        145          151        44,400   1978/1985
Wallingford, CT           Manufacturing
                          Company

1440 East 15th Street     Cox Communications, Inc.    116          114        28,591      1988
Tucson, AZ

250 Turnpike Road         Honeywell Consumer          115          115        57,698      1984
Southborough, MA          Products

11555 University Blvd.    Kelsey-Seybold Clinic       279          307        72,683      2004
Sugarland, TX             (St. Luke's
                          Episcopal Health
                          System)

Nijborg 15 & 17, 3927 DA  AS Watson (Health & Beauty  483          367       122,450   1993/2002
Renswoude, The            Continental
Netherlands               Europe)(2)



                                       7

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06
------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------

2300 Litton Lane          AGC Automotive Americas     51            60        21,542      1987
Hebron, KY                Company
                          VACANT                      --            --        58,878

1600 Viceroy Drive        The Visiting Nurse          --           26         48,027      1986
Dallas, TX                Association of Texas
                          VACANT                      --            --       201,425

3615 North 27th Avenue    VACANT                      --            --       179,280    1960/1979
Phoenix, AZ

1301 California Circle    VACANT                      --            --       100,026      1985
Milpitas, CA

                          ------------------- ------------- ----------- -------------
                          Subtotal              $ 30,157      $ 30,432   9,202,084
                          ------------------- ------------- ----------- -------------

Industrial
----------
541 Perkins Jones Road    Kmart Corp.           $ 2,340       $ 2,233    1,462,642      1982
Warren, OH

19500 Bulverde Road       Harcourt Brace            757          857       559,258      2001
San Antonio, TX

2425 Highway 77 North     James Hardie Building     850          850       425,816    1996/1997
Waxahachie, TX            Products, Inc.
                          (James
                          Hardie Industries
                          NV)

3501 West Avenue H        Michaels Stores, Inc.     809          826       762,775    1998/2002
Lancaster, CA

9110 Grogans Mill Road    Baker Hughes, Inc.        919          766       275,750      1992
Houston, TX

159 Farley Drive          Harbor Freight Tools      687          756     1,010,859      2001
Dillon, SC                USA, Inc.
                          (Central
                          Purchasing, Inc.)

8305 SE 58th Avenue       Associated                517          560       668,034      1976
Ocala, FL                 Grocers of
                          Florida, Inc.

590 Ecology Lane          Owens Corning             546          546       420,597      2001
Chester, SC

6345 Brackbill Boulevard  Exel Logistics, Inc.      509          463       507,000    1985/1991
Mechanicsburg, PA         (NFC plc)

3820 Micro Drive          Ingram Micro Inc.         509          568       701,819      1997
Memphis, TN

431 Smith Lane            Kirkland's, Inc.          357          357       771,120      2004
Jackson, TN

750 N. Black Branch Road  Dana Corporation          710          710       539,592    1995/2001
Elizabethtown, KY

6938 Elm Valley Dr.       Dana Corporation          461          461       150,945      1999
Kalamazoo, MI

4425 Purks Road           Lear Technologies LLC     351          341       183,717    1989/1998
Auburn Hills, MI          (Lear Corporation)
                          (General Motors
                          Corp.)


                                       8

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06
------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------
6 Doughten Road           Exel Logistics, Inc.       372           337      330,000      1989
New Kingston, PA          (NFC plc)

6500 Adelaide Court       Anda                       306           302      354,676      2002
Groveport, OH             Pharmaceuticals, Inc.
                          (Andrx Corporation)

7500 Chavenelle Road      The McGraw-Hill            272           291      330,988      2002
Dubuque, IA               Companies, Inc.

12025 Tech Center Drive   Kelsey-Hayes Company       262           285      100,000   1987/1988
Livonia, MI

250 Swathmore Avenue      Steelcase, Inc.            259           272      244,851      2002
High Point, NC

Moody Commuter & Tech     TNT Logistics              264           264      595,346       2004
Park                      North
Moody, AL                 America, Inc. (TPG
                          N.V.)

3102 Queen Palm Drive     Time Customer Service,     256           252      229,605      1986
Tampa, FL                 Inc. (Time, Inc.)

2280 Northeast Drive      Ryder Integrated           249           251      276,480   1996/1997
Waterloo, IA              Logistics, Inc.
                          (Ryder Systems,
                          Inc.)

245 Salem Church Road     Exel Logistics, Inc.       276           243      252,000      1985
Mechanicsburg, PA         (NFC plc)

200 Arrowhead Drive       Owens Corning              257           246      400,522      1999
Hebron, OH

3600 Southgate Drive      Sygma Network, Inc.        233           233      149,500      2000
Danville, IL

46600 Port Street         Johnson Controls, Inc.     241           241      134,160      1996
Plymouth, MI

1133 Poplar Creek Road    Corporate Express          197           202      196,946      1998
Henderson, NC             Office
                          Products, Inc.
                          (Buhrmann, N.V.)

301 Bill Byran Road       Dana Corporation           363           363      410,844   1987/1997/
Hopkinsville, KY                                                                         2000

450 Stern Street          Johnson Controls, Inc.     182           182      111,160      1996
Oberlin, OH

10000 Business Boulevard  Dana Corporation           336           336      336,350      1988
Dry Ridge, KY

7670 Hacks Cross Road     Dana Corporation           184           174      268,100      1989
Olive Branch, MS

34 East Main Street       Exel Logistics,            180           163      179,200      1981
                          Inc.
New Kingston, PA          (NFC plc)

191 Arrowhead Drive       Owens Corning              164           157      250,410      2000
Hebron, OH

904 Industrial Road       Tenneco Automotive         147           150      195,640   1968/1972
Marshall, MI              Operating Company,
                          Inc. (Tenneco Automotive,
                          Inc.)


                                       9

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06

------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------

109 Stevens Street        Unisource Worldwide, Inc.  147           147     168,800  1958/1969
Jacksonville, FL

128 Crews Drive           Stone Container            135           143      185,961  1968/1998
Columbia, SC              Corporation


1901 49th Avenue          Owens Corning              139           139       18,620    2003
Minneapolis, MN

7150 Exchequer Drive      Corporate Express          109           110       79,086    1998
Baton Rouge, LA           Office
                          Products, Inc.
                          (Buhrmann, N.V.)

4010 Airpark Drive        Dana Corporation           199           199      162,468  1998/2000
Owensboro, KY

324 Industrial Park       SKF USA, Inc.               99            99       72,868    1996
Road
Franklin, NC

187 Spicer Drive          Dana Corporation            89            85      148,000  1983/1985
Gordonsville, TN

730 N. Black Branch       Dana Corporation           134           134      167,770    2001
Road
Elizabethtown, KY

3350 Miac Cove Road       Mimeo.com, Inc.             67            93      107,000    1987
Memphis, TN               VACANT                      --            --       34,359

300 McCormick Road        Ameritech Services, Inc.    32            39       20,000    1990
Columbus, OH

1601 Pratt Avenue         Joseph Campbell             35            35       58,300    1979
                          Company
Marshall, MI

477 Distribution Pkwy.    Federal Express             --            33      120,000    2005
Colliersville, TN         Corporation


                          ---------------------- -------------- ------------ -----------
                          Subtotal                 $ 16,507      $ 16,494   15,129,934
                          ---------------------- -------------- ------------ -----------

Retail
------
2655 Shasta Way           Fred Meyer, Inc.         $   252        $  252      178,204      1986
Klamath Falls, OR

Fort Street Mall,         Liberty House, Inc.          247           243       85,610      1980
King Street
Honolulu, HI

150 N.E. 20th Street      Fred Meyer, Inc.             323           323      118,179      1986
Newport, OR

35400 Cowan Road          Sam's Real Estate            188           188      102,826    1987/1997
Westland, MI              Business Trust

4733 Hills & Dales        Scandinavian Health          186           171       37,214      1987
Road                      Spa, Inc.
Canton, OH                (Bally Total Fitness
                          Corp.)

1160 White Horse Road     Physical Fitness             205           123       31,750      1987
Voorhees, NJ              Centers of
                          Philadelphia,  Inc.
                          (Bally Total Fitness
                          Corp.)

4831 Whipple Avenue,      Best Buy Co., Inc.           116           116       46,350      1995
N.W.
Canton, OH


                                       10



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/06

------------------------- ----------------------- ----------- ---------- ------------ ----------
                                                     YTD         YTD
                                                  Base Cash    Base GAAP                 Year
                                                   Revenue     Revenue      Square   Constructed/
Property Location           Tenant (Guarantor)      ($000)     ($000)       Footage   Renovated
------------------------- ----------------------- ----------- ---------- ------------ ----------

3711 Gateway Drive        Kohl's Dept. Stores, Inc.  117          116        76,164    1994
Eau Claire, WI

399 Peach Wood Centre     Best Buy Co., Inc.          99           99        45,800    1996
Dr.
Spartanburg, SC

12535 S.E. 82nd Avenue    Toys "R" Us, Inc.          108           90        42,842    1981
Clackamas, OR

24100 Laguna Hills        Federated Department       105           87       160,000    1974
Mall                      Stores, Inc.
Laguna Hills, CA

18601 Alderwood Mall      Toys "R" Us, Inc.          100           75        43,105    1981
Boulevard
Lynwood, WA

6910 S. Memorial          Toys "R" Us, Inc.           91           68        43,123    1981
Highway
Tulsa, OK

9580 Livingston Road      GFS Realty, Inc.            51           68       107,337    1976
Oxon Hill, MD             (Giant Food, Inc.)

121 South Center          Greyhound Lines, Inc.       54           54        17,000    1968
Street
Stockton, CA

2401 Wooton Parkway       GFS Realty, Inc.            29           38        51,682    1977
Rockville, MD             (Giant Food, Inc.)

                        ---------------------- -------------- ------------ -----------
                        Subtotal                 $ 2,271      $  2,111       1,187,186
                        ---------------------- -------------- ------------ -----------

                        ---------------------- -------------- ------------ -----------
                        Grand Total              $ 48,935     $  49,037      25,519,204
                        ---------------------- -------------- ------------ -----------



(1) Company has an 80.5% economic interest in this property. (2) Company has a 90.0% economic interest in this property. (3) Includes 13,268 square feet of retail space of which 2,842 is vacant.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/06

----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------
                                                    YTD           YTD
                                                 Base Cash     Base GAAP               Year
                                                  Revenue       Revenue       Square   Constructed    LXP
  Property Location      Tenant (Guarantor)       ($000)         ($000)       Footage  /Renovated  Ownership
----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------
Office
------
389-399 Interpace       Aventis                  $ 2,307        $ 2,175      340,240     2000      33.33%
Highway                 Pharmaceuticals, Inc
Morris Corporate        (Pharma Holdings
Center IV               GmbH)
Parsippany, NJ

17 Technology Circle    Blue Cross Blue Shield     1,844          1,733      456,304   1999/2001   40.00%
Columbia, SC            of South Carolina
                        Inc.

275 South Valencia      Bank of America NT &       1,893          2,277      637,503     1983      25.00%
Ave.                    SA
Los Angeles, CA

100 Wood Hollow Drive   Greenpoint Mortgage        1,141          1,216      124,600     2001      30.00%
Novato, CA              Funding, Inc.

6555 Sierra Drive       True North                 1,115          1,062      247,254     1999      33.33%
Irving, TX              Communications Inc.

101 East Erie Building  Foote, Cone & Belding        967           969       203,376     1986      30.00%
Chicago, IL             (Interpublic Group
                        of
                          Companies, Inc.)
                        Higgins Development           29            30        19,089     1986
                        Partners
                        Lexington Corporate           10            10         2,100     1986
                        Properties
                          Trust

5200 Metcalf Avenue     Employers Reinsurance      1,019          1,019      320,198   1980/1990/  25.00%
Overland Park, KS       Corporation                                                      2003

27027 Tourney Road      Specialty                    891           891       187,262     2004      30.00%
Santa Clarita, CA       Laboratories, Inc.

8900 Freeport Pkwy.     Nissan Motor               1,107          1,203      268,445     2002      30.00%
Irving, TX              Acceptance
                        Corporation/ (Nissan
                        North
                        America, Inc.)

15375 Memorial Drive    Vastar Resources, Inc.       859           859       327,325     1985      33.33%
Houston, TX

10300 Kincaid Drive     Bank One Indiana, N.A.       845           822       193,000     1999      33.33%
Fishers, IN

10300 Town Park Drive   Veritas DGC, Inc.            778           812       218,641     2000      30.00%
Houston, TX

600 International       First USA Management         745           730       125,155     1997      33.33%
Parkway                 Services, Inc.
Lake Mary, FL

550 International       First USA Management         719           705       125,920     1999      33.33%
Parkway                 Services, Inc.
Lake Mary, FL

10940 White Rock Road   Progressive Casualty         685           701       158,582     2002      30.00%
10929 Disk Drive        Insurance
Rancho Cordova, CA      Company

2000 Eastman Drive      Structural Dynamic           698           697       212,836     1991      33.33%
Milford, OH             Research Corp.

3701 Corporate Drive    Motorola, Inc.               678           678       119,829     2001      33.33%
Farmington Hills, MI

2050 Roanoke Road       Chrysler Financial           797           885       130,290     2001      30.00%
Westlake, TX            Company LLC


                                       12



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/06

----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------
                                                    YTD           YTD
                                                 Base Cash     Base GAAP               Year
                                                  Revenue       Revenue       Square   Constructed    LXP
  Property Location      Tenant (Guarantor)       ($000)         ($000)       Footage  /Renovated  Ownership
----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------

1401 & 1501 Nolan       Siemens Dematic              596           633       236,547      2003        25.00%
Ryan                    Postal
Parkway                 Automation, L.P.
Arlington, TX

9201 East Dry Creek     The Shaw Group, Inc.         518           627       128,500    2001/2002     30.00%
Road
Centennial, CO

110, 120 & 130 E.       Capital One                  702           722       225,220    1998/2000     30.00%
Shore Dr.               Services, Inc.
Richmond, VA

1475 Dunwoody Drive     ING USA Annuity and Life     516           510       125,000    1998/1999     30.00%
West Chester, PA          Insurance Company

13775 McLearen Road     Equant N.V.                  462           503       125,293   1984/1988/     30.00%
Herndon, VA                                                                               1992

70 Valley Stream        IKON Office                  481           499       106,855      1987        30.00%
Parkway                 Solutions, Inc.
Malvern, PA

5150 220th Avenue       Spacelabs Medical, Inc       481           487       106,944      1992        25.00%
Issaquah, WA            (OSI Systems, Inc.)

9201 Stateline          Employers Reinsurance        472           472       166,641   1963/1985/     25.00%
Kansas City, MO         Corporation                                                       2003

22011 SE 51st Street    Spacelabs Medical, Inc       436           417        95,600      1987        25.00%
Issaquah, WA            (OSI Systems, Inc.)

1110 Bayfield Drive     Honeywell                    409           409       166,575    1980/2002     33.33%
Colorado Springs, CO    International, Inc.

3601 Converse Drive     Verizon Wireless             383           406       160,500      2004        25.00%
Wilmington, NC

275 Technology Drive    ANSYS, Inc.                  310           338       107,872      1996        30.00%
Canonsburg, PA

Renner Blvd.            Voicestream PCS II           299           338        77,484      2004        25.00%
Lenexa, KS              Corporation
                        (T-Mobile USA, Inc.)

East Goldstone Drive    Voicestream PCS II           292           330        77,484      2004        25.00%
Meridian, ID            Corporation
                        (T-Mobile USA, Inc.)

1409 Centerpoint Blvd.  Alstom Power, Inc.           359           409        84,404      2001        32.30%
Knoxville, TN

3201 Quail Springs      AT& T Wireless               336           341       103,500      1999        40.00%
Pkwy.                   Services, Inc.
Oklahoma City, OK       Jordan Associates,            83            83        25,000
                        Inc.

200 Lucent Lane         Lucent Technologies, Inc.    506           542       124,944      1999        30.00%
Raleigh, NC

4455 American Way       Bell South                   258           273        70,100      1997        30.00%
Baton Rouge, LA         Mobility, Inc.

3711 San Gabriel        Voice Stream PCS II LLC      225           246        75,016      2004        30.00%
Mission, TX             (T-Mobile USA, Inc.)


                                       13



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/06

----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------
                                                    YTD           YTD
                                                 Base Cash     Base GAAP               Year
                                                  Revenue       Revenue       Square   Constructed    LXP
  Property Location      Tenant (Guarantor)       ($000)         ($000)       Footage  /Renovated  Ownership
----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------

4848 129th East Ave.    Metris Companies, Inc.       327           327       101,100      2000        32.30%
Tulsa, OK

2310 Village Square     AmeriCredit                  360           305        85,000      2001        32.30%
Pkwy.                   Corporation
Jacksonville, FL

4001 International      Accor S.A.                   746           808       138,443      2003        25.00%
Pkwy.                   (Motel 6 Operating
Carrollton, TX          L.P.)


350 Rhode Island        California Culinary          623           599       103,838      2002        30.00%
Street                  Academy,
San Francisco, CA       LLC (Career
                        Education Corp.)
                        Starbucks Coffee              17            18         1,500
                        Company
                        (Retail)
                        VACANT                        --            --        20,006

2500 Patrick Henry      Georgia Power                353           378       111,911      1999        25.00%
Pkwy.                   Company
McDonough, GA

First Park Drive        Omnipoint Holdings, Inc.     296           341        78,610      2005        25.00%
Oakland, ME             (T-Mobile USA, Inc.)

11707 Miracle Hills     (i) Structure, LLC           292           292        86,800      1995        32.30%
Drive                   (Infocrossing,
Omaha, NE               Inc.)

2005 East Technology    (i) Structure, LLC           282           282        60,000      1998        32.30%
Circle                  (Infocrossing,
Tempe, AZ               Inc.)


                        ---------------------- -------------- ----------- ------------
                        Subtotal Office          $ 30,547       $ 31,409   7,594,636
                        ---------------------- -------------- ----------- ------------

Industrial
----------

101 Michelin Drive      TNT Logistics North      $   776        $  807     1,164,000    1991/1993     33.33%
Laurens, SC             America, Inc.
                        (TPG N.V.)

Philipp Parkway         L'Oreal  USA, Inc.           573           630       649,250      2004        25.00%
Streetsboro, OH

7111 Crabb Road         TNT Logistics North          519           540       752,000    1978/1993     33.33%
Temperance, MI          America, Inc.
                        (TPG N.V.)

6050 Dana Way           Dana Corporation(1)          611           535       677,400      1999        30.00%
Antioch, TN

3600 Army Post Rd.      EDS Information              653           714       405,000      2002        30.00%
Des Moines, IA          Services LLC
                        (Electronic Data
                        Systems
                        Corporation)

2400 West Haven         Michaels Stores              495           495       693,185      2004        30.00%
Avenue                  Procurement
New Lenox, IL           Company, Inc.
                        (Michaels Stores,
                        Inc.)

43955 Plymouth Oaks     Tower Automotive Products    471           471       290,133    1996/1998     30.00%
Boulevard                 Company
Plymouth, MI              (Tower Automotive, Inc.)


121 Technology Drive    Heidelberg Web Systems,      338           462       500,500    1986/2003     33.33%
Durham, NH              Inc.


                                       14



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/06

----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------
                                                    YTD           YTD
                                                 Base Cash     Base GAAP               Year
                                                  Revenue       Revenue       Square   Constructed    LXP
  Property Location      Tenant (Guarantor)       ($000)         ($000)       Footage  /Renovated  Ownership
----------------------- ---------------------- -------------- ------------ ----------- ---------- ----------


3225 Meridian           Hagemeyer Foods, Inc.        371           402       201,845      1995        30.00%
Parkway
Weston, FL

291 Park Center         Kraft Foods North            355           378       344,700      2001        33.33%
Drive
Winchester, VA          America, Inc.

1109 Commerce           Linens-n-Things, Inc.        315           313       262,644      1998        30.00%
Boulevard
Logan Township, NJ

3245 Meridian           Circuit City Stores,         262           292       230,600      1995        30.00%
Parkway                 Inc.
Weston, FL

359 Gateway Drive       TI Group Automotive          300           300       133,221      2005        32.30%
Livonia, GA             Systems, LLC

900 Industrial          Dana Corporation              94            94       172,800      2005        32.30%
Boulevard
Crossville, TN

                        ---------------------- -------------- ----------- ------------
                        Subtotal Industrial      $ 6,133        $ 6,433    6,477,278
                        ---------------------- -------------- ----------- ------------

Retail
------
12080 Carmel            Kmart Corporation        $    44        $  245       107,210      1993        30.00%
Mountain
Road
San Diego, CA

5350 Leavitt Road       Kmart Corporation             98           182       193,193      1993        30.00%
Lorain, OH

255 Northgate Drive     Kmart Corporation             69           129       107,489      1993        30.00%
Manteca, CA

21082 Pioneer Plaza     Kmart Corporation             65           121       120,727      1993        30.00%
Drive
Watertown, NY

97 Seneca Trail         Kmart Corporation             46            77        90,933      1993        30.00%
Fairlea, WV

1150 West Carl          Kmart Corporation             39            72        94,970      1992        30.00%
Sandburg
Drive
Galesburg, IL

                        ---------------------- -------------- ----------- ------------
                        Subtotal Retail          $   361        $  826       714,522
                        ---------------------- -------------- ----------- ------------

                        ---------------------- -------------- ----------- ------------
                        Grand Total              $ 37,041       $ 38,668  14,786,436
                        ---------------------- -------------- ----------- ------------

  (1) Tenant rejected the lease in bankruptcy as of March 31, 2006.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     3/31/06


                                                              Historical 3-Month
                                                            Ended March 31, 2006(1)
                                                            -----------------------
No. of                     Number of     Percent    Square   Base Rent Percent of
Locations   Location       Properties(3) Leased(4)   Feet(2)   ($000's) Base Rent
----------- -------------- ---------- ---------- ---------- ------------------------
 1          Texas              23       96.1%    5,099,533  $   11,247     18.3%
 2          South              10      100.0     3,992,453       5,065      8.3
            Carolina
 3          Pennsylvania       12       99.9     2,472,403       4,414      7.2
 4          Ohio               11      100.0     3,738,253       3,890      6.3
 5          California         13       95.5     2,671,055       3,506      5.7
 6          Florida            12      100.0     2,288,148       3,462      5.6
 7          Michigan           13      100.0     2,466,397       3,354      5.5
 8          Virginia            8      100.0     1,399,643       2,820      4.6
 9          Georgia             5      100.0       733,599       2,484      4.0
10          Arizona             8       75.3       928,764       2,453      4.0
11          Massachusetts       4      100.0       574,301       1,848      3.0
12          Kentucky            6       96.5     1,697,444       1,802      2.9
13          New Jersey          4      100.0       792,145       1,673      2.7
14          Tennessee           9       87.0     2,876,650       1,664      2.7
15          Utah                1      100.0       295,000       1,580      2.6
16          Illinois            6      100.0     1,431,935       1,448      2.4
17          Indiana             3      100.0       424,003       1,279      2.1
18          Oregon              4      100.0       416,709       1,053      1.7
19          Iowa                4      100.0     1,073,648         943      1.5
20          North               5      100.0       800,109         837      1.4
            Carolina
21          Washington          4      100.0       305,849         579      0.9
22          Connecticut         2      100.0       197,764         557      0.9
23          Colorado            3      100.0       363,240         540      0.9
24          The                 1      100.0       122,450         367      0.6
            Netherlands
25          Oklahoma            3      100.0       272,723         343      0.6
26          Kansas              2      100.0       397,682         339      0.6
27          Alabama             1      100.0       595,346         264      0.4
28          Hawaii              1      100.0        85,610         243      0.4
29          Louisiana           2      100.0       149,186         192      0.3
30          Mississippi         1      100.0       268,100         174      0.3
31          New Hampshire       1      100.0       500,500         154      0.3
32          Minnesota           1      100.0        18,620         139      0.2
33          Missouri            1      100.0       166,641         118      0.2
34          Wisconsin           1      100.0        76,164         116      0.2
35          Maryland            2      100.0       159,019         106      0.2
36          Nebraska            1      100.0        86,800          96      0.2
37          Maine               1      100.0        78,610          85      0.1
38          Idaho               1      100.0        77,484          83      0.1
39          New York            1      100.0       120,727          36      0.1
40          West Virginia       1      100.0        90,933          24      --

            -------------- ---------- ---------- ---------- ----------- ------------
            Total             192       97.6%   40,305,640  $   61,377    100.00%
            -------------- ---------- ---------- ---------- ----------- ------------

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)          Includes properties owned as of March 31, 2006.
(3) Includes properties owned during the three months ended March 31, 2006.
(4)          As of March 31, 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     3/31/06


                          Office                            Industrial                           Retail
----------- ---------- ----------- ------------ ---------- ----------- ------------ --------- ------------ -----------
             Square    Cash Rental   Net Rent    Square    Cash Rental     Net Rent    Square   Cash Rental   Net Rent
Year         Footage   Revenue(1)     PSF       Footage     Revenue(1)      PSF       Footage   Revenue(1)      PSF
----------- ---------- ----------- ------------ ---------- ----------- ------------ --------- ------------ -----------
2006        270,700      $2,386      $ 8.82       938,237    $ 5,097       $ 5.43          --  $      --    $    --
2007        186,504       2,024       14.11     1,920,942     10,802         5.62          --         --         --
2008        444,270       6,240       14.49            --         --         --       215,418      1,788       8.30
2009      1,837,317      17,924       16.21       831,966      2,015         3.40     205,436      1,943       9.46
2010      2,135,992      17,670       13.91       675,655      2,436         3.61          --         --         --
2011      1,002,689      10,757       20.63     1,046,519        536         4.67     247,249      1,659       6.71
2012      1,860,247      18,282       12.69     4,137,095      9,289         4.30          --         --         --
2013      1,659,473      21,097       15.80        79,086        483         6.11          --         --         --
2014      1,864,411      18,140       15.68       965,160      3,522         3.65     267,337        496       1.85
2015      2,267,937      20,952       14.17       463,870      4,232         9.12      76,164        469       6.15
2016        557,669       6,237       17.60     1,000,158      4,766         5.08          --         --         --
2017        128,500         694       17.99       806,439      2,754         4.32      83,432        596       7.14
2018        556,288       5,446       15.43       668,034      2,519         3.77     806,672      1,175       2.37
2019        502,931       3,971       19.67     2,183,145      5,519         3.50          --         --         --
2020        294,583       4,238       18.36       666,037      4,184         7.51          --         --         --
2021        268,965       6,798       25.27     1,281,804      5,801         4.53          --         --         --
2022             --          --        --              --         --          --           --         --         --
2023             --          --        --              --         --          --           --         --         --
2024        187,262       1,069       19.02       693,185        568         2.73          --         --         --
2025        146,800         764       15.63     2,037,621      9,154         3.20          --         --         --
2026             --          --        --         500,500        427         2.56          --         --         --
Weighted Average                     $15.71                                $ 4.45                            $ 4.66
                                     ======                                ======                            ======



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     3/31/06
                                    ($000's)


                                                             Percentage of
                                            Total                Total
                     Number of         Annualized Base         Annualized
Year              Leases Expiring        Rent (1)             Base Rent
--------------------------------------------------------------------------------
2006 - remaining          8         $       5,780                   2.4%
2007                      7                12,293                   5.1
2008                      7                 7,509                   3.1
2009                     17                22,449                   9.2
2010                     19                19,274                   7.9
2011                     15                15,758                   6.5
2012                     22                25,599                  10.5
2013                     14                21,071                   8.7
2014                     19                22,485                   9.3
2015                     18                27,489                  11.3
2016                     11                10,152                   4.2
2017                      6                 4,009                   1.6
2018                     12                 9,642                   4.0
2019                      8                 8,752                   3.6
2020                      6                 7,974                   3.3
2021                      5                10,113                   4.2
2022                     --                    --                   --
2023                     --                    --                   --
2024                      2                 1,665                   0.7
2025                      8                 9,893                   4.1
2026                      1                   617                   0.3
                  --------------------------------------------------------------
Total                   205         $     242,524                 100.0%
                  ==============================================================



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     3/31/06
                                    ($000's)

--------------------------- --------------- ----------- ----------- ------------- ----------------
                                                                       Current
                                                                      Estimated
                                 Debt       Interest                   Annual          Balloon
Property - Fixed Rate          Balance         Rate      Maturity    Debt Service(d)   Payment
--------------------------- --------------- ----------- ----------- ------------- ----------------
Warren, OH(b)                 $   8,629        7.000%     Oct-07    $    6,160       $     --
Bristol, PA                       9,483        7.400      Feb-08           831          9,262
Boca Raton, FL                   15,275        5.250      Mar-08           802         15,275
Decatur, GA                       6,383        6.720      Jun-08           579          6,049
Phoenix, AZ                      13,466        7.890      Jun-08         1,434         12,591
Palm Beach Gardens, FL           10,916        7.010      Jun-08           970         10,418
Canton, OH                        3,150        7.150      Aug-08           313          2,936
Spartanburg, SC                   2,616        7.150      Aug-08           260          2,438
Ocala, FL(g)                     12,083        7.250      Feb-09         1,332         10,700
Florence, SC                      9,003        7.500      Feb-09           869          8,443
Canton, OH                          984        9.490      Feb-09           388             --
Baton Rouge, LA                   1,731        7.375      Mar-09           208          1,478
Livonia, MI                      10,732        7.800      Apr-09           992         10,236
Bristol, PA                       5,731        7.250      Apr-09           571          5,228
Henderson, NC(g)                  4,196        7.390      May-09           417          3,854
Westland, MI                      1,993       10.500      Sep-09           683             --
Salt Lake City, UT                8,841        7.610      Oct-09         2,901             --
High Point, NC                    8,533        5.750      Oct-09           695          7,741
Richmond, VA                     16,081        8.100      Feb-10         1,511         15,257
Hampton, VA                       7,126        8.270      Apr-10           677          6,758
Hampton, VA                       4,370        8.260      Apr-10           415          4,144
Tampa, FL                         8,121        6.930      Aug-10           674          7,603
Tampa, FL                         5,873        6.880      Aug-10           485          5,495
Herndon, VA                      18,404        8.180      Dec-10         1,723         17,301
Columbia, SC(g)                   3,277        7.540      Jan-11           317          2,905
Tucson, AZ                        2,343        7.500      Jan-11           226          2,076
Valley Forge, PA                 12,510        7.120      Feb-11         1,166         10,927
Renswoude, NA(f)                 33,136        5.305      Apr-11         2,214         29,612
Glendale, AZ                     14,411        7.400      Apr-11         1,258         13,365
Dallas, TX                       30,582        5.126      May-11         1,589         30,582
Farmington Hills, MI             20,550        5.126      May-11         1,298         19,020
Wallingford, CT                   3,453        4.926      May-11           213          3,187
Auburn Hills, MI                  6,877        7.010      Jun-11           637          5,918
Plymouth, MI                      4,578        7.960      Jul-11           463          3,949
Newport, OR                       6,740        5.030      Aug-11           470          5,980
Greenville, SC                   13,367        4.415      Jan-12           841         11,806
New Kingston, PA                  7,001        7.790      Jan-12           678          6,101
Mechanicsburg, PA                 5,168        7.780      Jan-12           500          4,503
New Kingston, PA                  3,336        7.780      Jan-12           323          2,906
Lake Forest, CA                  10,578        7.260      Feb-12           901          9,708
Memphis, TN                      17,827        5.247      May-12         1,143         16,222
Lakewood, CO                      8,694        5.097      May-12           547          7,890
Groveport, OH                     7,625        6.030      Oct-12           563          6,860
San Antonio, TX                  29,480        6.080      Oct-12         2,260         26,025
Foxboro, MA(b)                   17,443        6.000      Jan-13         4,265             --
Fort Mill, SC                    11,192        6.000      Jan-13           839          9,904
Waterloo, IA                      6,144        5.610      Feb-13           672          3,505
Atlanta, GA                      45,238        5.268      May-13         2,907         40,356
Houston, TX                      17,660        5.218      May-13         1,128         15,737
Southington, CT                  13,780        5.018      May-13           858         12,228
Tempe, AZ                        13,648        5.148      May-13           864         12,144
Indianapolis, IN                  9,638        5.168      May-13           612          8,580
Fort Meyers, FL                   8,912        5.268      May-13           476          8,550
Chelmsford, MA                    7,008        5.118      May-13           442          6,231
Lancaster, CA (first)            10,259        7.020      Sep-13           900          8,637
Lancaster, CA (second)            8,645        5.920      Sep-13           642          7,518
Knoxville, TN                     5,146        5.950      Sep-13           381          4,496

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     3/31/06
                                    ($000's)

--------------------------- --------------- ----------- ----------- ------------- ----------------
                                                                         Current
                                                                       Estimated
                                 Debt       Interest                   Annual Debt      Balloon
Property - Fixed Rate          Balance         Rate      Maturity      Service(d)       Payment
--------------------------- --------------- ----------- ----------- ------------- ----------------
Foxboro, MA(b)                   22,174        6.000      Jan-14         4,916             --
Moody, AL                         7,453        4.978      Jan-14           493          6,350
Mechanicsburg, PA                13,341        5.730      Mar-14         1,045         10,538
Redmond, OR                       9,853        5.616      Apr-14           697          8,484
Clive, IA                         5,920        5.139      May-14           374          5,151
Fort Mill, SC                    20,300        5.373      May-14         1,106         18,311
Philadelphia, PA(e)              49,000        5.060      Jul-14         2,514         43,547
Jackson, TN                      10,185        5.930      Jul-14           743          8,820
Eau Claire, WI                    1,887        8.000      Jul-14           313             --
Carrollton, TX                   14,292        5.530      Jan-15           993         12,022
Southfield, MI                   10,621        4.550      Feb-15         1,058          4,454
Franklin, NC                      1,698        8.500      Mar-15           271             --
Kalamazoo, MI                    17,625        5.411      May-15         1,153         15,087
Houston, TX                      16,977        5.160      May-15         1,076         14,408
Houston, TX                      13,254        5.210      May-15           846         11,265
Fishers, IN                      13,182        5.160      May-15           836         11,188
San Antonio, TX                  13,071        5.340      May-15           847         11,149
Los Angeles, CA                  11,500        5.110      May-15           725          9,760
Atlanta, GA                      11,325        5.260      May-15           604         10,502
Richmond, VA                     10,608        5.310      May-15           685          9,055
Harrisburg, PA                    9,180        5.110      May-15           578          7,780
Elizabethtown, KY(h)             16,584        4.990      Jul-15         1,076         13,831
Hopkinsville, KY(h)               9,717        4.990      Jul-15           631          8,104
Dry Ridge, KY(h)                  7,856        4.990      Jul-15           510          6,551
Owensboro, KY(h)                  7,026        4.990      Jul-15           456          5,860
Elizabethtown, KY(h)              3,124        4.990      Jul-15           203          2,605
Southborough, MA                  1,850        7.500      Sep-15           275             --
Houston, TX(b)                   64,734        6.250      Sep-15         6,428         18,318
Houston, TX(b)                   26,130        6.250      Sep-15         2,151          6,985
Sugar Land, TX(b)                16,960        6.250      Sep-15         1,647          6,286
Houston, TX(b)                    7,422        6.250      Sep-15           668          2,222
Temple, TX                        8,967        6.090      Jan-16           668          7,446
Danville, IL                      6,383        9.000      Jan-16           692          4,578
Bremerton, WA                     6,628        6.090      Apr-16           494          5,465
Dubuque, IA                      10,849        5.402      Jun-17           733          8,725
Westmont, IL                     15,449        6.210      Mar-18         1,292          9,662
Houston, TX                       9,979        5.640      Dec-20           692          7,018
Wall Township, NJ(b)             29,675        6.250      Jan-21         2,013             --
Dillon, SC                       23,677        5.974      Feb-22         1,832         13,269
Chester, SC                      13,742        5.380      Aug-25         1,144            362
                              ---------        -----                   -------         ------
                            $ 1,180,164        5.975%               $  103,961      $ 865,793
                              ---------        ------                  -------        -------

Property-Variable Rate
----------------------
Milpitas, CA (a)            $    11,870        8.330%    July-06    $        --     $  11,870
                              ---------        ------                  --------       ------

Corporate
---------
Credit Facility (c)         $         --          --     June-08    $        --     $      --
                              ----------     -------                   --------       -------

Total                       $ 1,192,034        5.999%               $    103,961   $  877,663
                              =========        ======                  =========      =======

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     3/31/06
                                     (000's)


(a) The Company informed the lender that it will no longer make debt service payments on this loan.
(b)  Debt balances based upon imputed interest rates.
(c)  Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(d)  Remaining payments for debt with less than 12 months to maturity.
(e)  The Company has an 80.5% interest in the property securing the mortgage.
(f)  The Company has a 90.0% interest in the property securing the mortgage.
(g)  Included in discontinued operations.
(h) Debt balances are net of mortgage investment made by Lexington. All other figures are gross amounts owed.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     3/31/06
                                     (000's)

-------------------------- ------------ ------------ ----------- ------------ -------------- --------------
                                                                                 Current
                                            LXP                                 Estimated
                              Debt      Proportionate Interest                   Annual         Balloon
Joint Venture Property       Balance       Share        Rate      Maturity    Debt Service      Payment
-------------------------- ------------ ------------ ----------- ------------ -------------- --------------
Santa Clarita, CA            $ 28,200   $    8,460       4.750      Oct-09    $  1,340          $  28,200
Columbia, SC                   23,766        9,506       7.850      Oct-09       2,196             22,586
Houston, TX                    20,221        6,734       7.580      Oct-09       2,032             18,229
Fishers, IN                    14,422        4,803       8.190      Apr-10       1,499             12,960
Lorain, OH(1)                   3,397        1,019       6.000      Jul-10         873                 --
Manteca, CA(1)                  2,400          720       6.000      Jul-10         617                 --
Watertown, NY(1)                2,257          677       6.000      Jul-10         580                 --
Fairlea, WV(1)                  1,585          476       6.000      Jul-10         407                 --
San Diego, CA(1)                1,530          459       6.000      Jul-10         393                 --
Galesburg, IL(1)                1,347          404       6.000      Jul-10         346                 --
Irving, TX                     25,952        8,642       8.160      Oct-10       2,432             24,454
Lake Mary, FL                  12,915        4,301       7.880      Oct-10       1,181             12,118
Lake Mary, FL                  12,877        4,288       7.880      Oct-10       1,178             12,082
Parsippany, NJ                 39,946       13,302       7.350      Mar-11       3,472             37,047
Novato, CA                     22,156        6,647       5.750      Jul-11       1,600             20,307
Winchester, VA                 10,501        3,497       7.330      Aug-11         908              9,675
Milford, OH                    16,220        5,401       8.170      Feb-12       1,764             12,686
Des Moines, IA                 22,761        6,828       5.147      May-12       1,188             22,153
Fort Worth, TX                 19,645        5,894       5.097      May-12       1,236             17,823
Raleigh, NC                    12,900        3,870       4.947      May-12         647             12,543
Farmington Hills, MI           20,526        6,841       5.420      Sep-12       1,500             17,724
Laurens, SC                    16,863        5,620       6.000      Sep-12       1,396             14,022
Temperance, MI                 11,304        3,768       6.000      Sep-12         936              9,400
Baton Rouge, LA                 6,768        2,030       4.900      Oct-12         443              5,943
Plymouth, MI                   12,219        3,666       6.220      Dec-12       1,026             10,026
Colorado Springs, CO           11,546        3,848       6.250      Dec-12         887             10,272
Centennial, CO                 15,467        4,640       6.150      Feb-13       1,177             13,555
Los Angeles, CA                80,182       20,046       5.330      May-13       4,333             73,071
Dallas, TX                     40,921       12,276       5.218      May-13       2,613             36,453
Malvern, PA                    13,006        3,902       5.530      Jan-14         916             11,236
Arlington, TX                  21,432        5,358       5.810      Feb-14       1,551             18,588
New Lenox, IL                  17,400        5,220       5.510      Feb-14         972             17,400
Logan Township, NJ              7,690        2,307       4.760      Apr-14         371              6,784
Rancho Cordova, CA(1)          18,462        5,539       6.000     Sept-14       1,457             14,646
Weston, FL                     10,669        3,201       5.420      Nov-14         733              9,066
Issaquah, WA                   32,800        8,200       5.001      Dec-14       1,663             30,388
Canonsburg, PA                  9,095        2,729       5.377      Dec-14         489              9,095
Chicago, IL                    29,900        8,970       5.105      Jan-15       1,548             29,900
Herndon, VA                    12,192        3,658       5.920      Apr-15         888             10,359
Richmond, VA                   19,800        5,940       5.110      May-15       1,026             18,321
Oklahoma City, OK              14,749        5,900       5.240      May-15         784             13,673
Knoxville, TN                   7,800        2,519       5.310      May-15         504              6,658
Tulsa, OK                       7,688        2,483       5.060      May-15         481              6,517
Jacksonville, FL                5,804        1,875       5.110      May-15         366              4,927
McDonough, GA                  12,675        3,169       5.212      Jun-15         670             11,349
Mission, TX                     6,408        1,922       5.780      Jun-15         462              5,371
Carrollton, TX                 20,800        5,200       5.274      Jul-15       1,112             18,677
Houston, TX                    23,910        7,173       5.410      Oct-15       1,311             21,846
Omaha, NE                       9,000        2,907       5.610      Apr-16         621              7,563
Tempe, AZ                       8,500        2,746       5.610      Apr-16         586              7,142
Wilmington, NC                 13,000        3,250       5.190      Mar-17         684             11,580
Weston, FL                      7,370        2,211       5.520      Nov-17         512              5,758
Lorain, OH(1)                   1,470          441       6.000      Jul-18         108                 --
Manteca, CA(1)                  1,039          312       6.000      Jul-18          77                 --
Watertown, NY(1)                  977          293       6.000      Jul-18          72                 --
Fairlea, WV(1)                    686          206       6.000      Jul-18          51                 --
San Diego, CA(1)                  662          199       6.000      Jul-18          49                 --
Galesburg, IL(1)                  583          175       6.000      Jul-18          43                 --
Overland Park, KS              37,620        9,405       5.830      May-19       2,224             31,819

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     3/31/06
                                     (000's)

-------------------------- ------------ ------------ ----------- ------------ -------------- --------------
                                                                                 Current
                                            LXP                                 Estimated
                              Debt      Proportionate Interest                   Annual         Balloon
Joint Venture Property       Balance       Share        Rate      Maturity    Debt Service      Payment
-------------------------- ------------ ------------ ----------- ------------ -------------- --------------
Kansas City, MO                17,950        4,488       5.830      May-19       1,061             15,182
West Chester, PA               10,529        3,159       6.750      Jul-19       1,204                 --
Meridian, ID                   10,257        2,564       6.010      Aug-19         753              7,658
Streetsboro, OH                20,200        5,050       5.285     Sept-19       1,082             16,338
San Francisco, CA              22,080        6,624       5.580      Nov-19       1,249             18,002
Lenexa, KS                     10,307        2,577       6.270      Dec-19         774              7,755
Oakland, ME                    10,439        2,610       5.930      Oct-20         750              7,660
Livonia, GA                    10,038        3,242       5.460      Dec-20         741              5,895
Durham, NH                     19,182        6,393       6.730      Mar-21       1,309                 --
Antioch, TN                    14,185        4,256       7.940      Oct-21       1,580                774
                              -------      -------   ---------                --------            -------
                           $1,029,148   $  307,036       5.951%               $ 73,034          $ 861,256
                            =========      =======   ==========               ========            =======


  1. Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     3/31/06
                                    ($000's)



                             Consolidated properties
-----------------------------------------------------------------------------------------

                          Scheduled              Balloon            Balloon Weighted
                         Amortization            Payments         Average Interest Rate
                         ------------            --------         ---------------------
2006 - remaining           $  18,360             $  11,870 (1)                8.33%
2007                          36,373                    --                      --
2008                          31,220                58,969                    6.79
2009                          32,389                47,680                    7.18
2010                          31,211                56,558                    7.88
                             -------               -------               ---------
                           $ 149,553             $ 175,077                    7.35%
                             =======               =======               =========



                   Joint venture properties - LXP proportionate share
-----------------------------------------------------------------------------------------

                          Scheduled              Balloon            Balloon Weighted
                         Amortization            Payments         Average Interest Rate
                         ------------            --------         ---------------------
2006 - remaining           $   2,809            $      --                       --
2007                           4,082                   --                       --
2008                           4,493                   --                       --
2009                           5,170               23,570                     6.67%
2010                           5,103               20,538                     8.06
                             -------              -------                ---------
                           $  21,657            $  44,108                     7.31%
                             =======              =======                =========


(1) The Company notified lender it will no longer make debt service payments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     3/31/06



---------------------------------------------------- --------------------------
                                                     Percentage of Historical
Tenant Industry                                        Annual Base Rent (1)
---------------------------------------------------- --------------------------
Energy                                                           13.3%
Finance/Insurance                                                12.5
Technology                                                       10.7
Automotive                                                        9.6
Telecommunications                                                5.5
Healthcare                                                        5.4
Transportation/Logistics                                          5.3
Retail-Department/ Discount Store                                 5.1
Consumer Products                                                 5.0
Food                                                              4.3
Media/Advertising                                                 4.1
Construction Materials                                            3.6
Printing/Production                                               3.5
Retail-Specialty                                                  2.8
Aerospace/Defense                                                 2.2
Service                                                           2.1
Retail-Electronics                                                1.6
Apparel                                                           1.0
Security                                                          0.9
Health/Fitness                                                    0.6
Paper/Containers & Packaging                                      0.5
Real Estate                                                       0.4
                                                              -------
                                                                100.0%



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     3/31/06

                                                              Percent of
                                                          Base Rent for the
                                                            3 Months Ended
                                                               3/31/06
------ -------------------------------------------------- -------------------
    1  Houston-TX                                               9.73%
    2  Dallas-Fort Worth-TX                                     5.84%
    3  Philadelphia-Wilmington-PA                               4.83%
    4  Detroit-MI                                               4.42%
    5  Los Angeles-Riverside-Orange County-CA                   4.21%
    6  Atlanta-GA                                               3.90%
    7  Phoenix-Mesa-AZ                                          3.81%
    8  Youngstown-Warren-OH                                     3.64%
    9  Boston-MA                                                3.26%
   10  Charlotte-NC                                             2.64%
   11  Salt Lake City-UT                                        2.58%
   12  Harrisburg-PA                                            2.56%
   13  New York-Northern New Jersey                             2.37%
   14  Richmond-VA                                              2.31%
   15  Indianapolis-IN                                          2.09%
   16  San Antonio-TX                                           2.06%
   17  Chicago-IL                                               1.95%
   18  West Palm Beach-Boca Raton-FL                            1.80%
   19  Washington-Baltimore-DC-MD                               1.43%
   20  Memphis-TN                                               1.42%
   21  Elizabethtown, KY                                        1.38%
   22  Columbia-SC                                              1.36%
   23  Dillon-SC                                                1.23%
   24  Columbus-OH                                              1.21%
   25  Kalamazoo-Battle Creek-MI                                1.05%
   26  Cincinnati-OH                                            1.02%
   27  Greenville-Spartanburg-SC                                1.00%
   28  Tampa-St. Petersburg-FL                                  0.99%
   29  San Francisco-CA                                         0.95%
   30  Seattle-WA                                               0.94%
   31  Ocala-FL                                                 0.91%
   32  Chester-SC                                               0.89%
   33  Norfolk-Virginia Beach-Newport News-VA                   0.83%
   34  Orlando-FL                                               0.78%
   35  Kansas City-MO-KS                                        0.75%
   36  Florence-SC                                              0.69%
   37  Hartford-CT                                              0.66%
   38  Denver-CO                                                0.66%
   39  Des Moines-IA                                            0.65%
   40  Cleveland-OH                                             0.64%
   41  Killeen-Temple-TX                                        0.64%
   42  Redmond-OR                                               0.63%
   43  Renswoude, Netherland                                    0.60%
   44  Clarksville-TN                                           0.59%
   45  Jackson-TN                                               0.58%
   46  Knoxville-TN                                             0.55%
   47  Dubuque-IA                                               0.47%
   48  Canton-OH                                                0.47%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     3/31/06

                                                              Percent of
                                                          Base Rent for the
                                                            3 Months Ended
                                                               3/31/06
------ -------------------------------------------------- -------------------
   49  Greensboro-Winston-Salem-NC                              0.44%
   50  Laurens-SC                                               0.44%
   51  Birmingham-AL                                            0.43%
   52  Fort Meyers-FL                                           0.43%
   53  Klamath Falls-OR                                         0.41%
   54  Waterloo-Cedar Falls-IA                                  0.41%
   55  Jacksonville-FL                                          0.40%
   56  Honolulu-HI                                              0.40%
   57  Danville-IL                                              0.38%
   58  Sacramento-CA                                            0.34%
   59  Miami-Fort Lauderdale-FL                                 0.34%
   60  Newport-OR                                               0.34%
   61  Henderson-NC                                             0.33%
   62  Owensboro-KY                                             0.32%
   63  Baton Rouge-LA                                           0.31%
   64  Tulsa-OK                                                 0.28%
   65  Oklahoma, OK                                             0.27%
   66  Raleigh-Durham-Chapel Hill-NC                            0.27%
   67  Nashville-TN                                             0.26%
   68  New Haven-CT                                             0.25%
   69  Minneapolis-St. Paul-MN                                  0.23%
   70  Colorado Springs-CO                                      0.22%
   71  Winchester-VA                                            0.21%
   72  Eau Claire-WI                                            0.19%
   73  Tucson-AZ                                                0.19%
   74  Wilmington-NC                                            0.17%
   75  Pittsburgh-PA                                            0.17%
   76  Franklin-NC                                              0.16%
   77  Omaha-NE-IA                                              0.15%
   78  Stockton-Lodi-CA                                         0.15%
   79  Clackamas-OR                                             0.15%
   80  Lavonia-GA                                               0.15%
   81  Oakland-ME                                               0.14%
   82  Gordonsville, TN                                         0.14%
   83  Boise City, ID                                           0.13%
   84  McAllen-Edinburg-Mission-TX                              0.12%
   85  San Diego-CA                                             0.12%
   86  Watertown-NY                                             0.06%
   87  Crossville, TN                                           0.05%
   88  Lewisburg-WV                                             0.04%
   89  Galesburg-IL                                             0.04%
------ -------------------------------------------------- -------------------
       Totals                                                  100.00%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     3/31/06



                                             Historical Year to Date
Revenue by Property Type                      Base Rent ($000's)(A)           Percentage
------------------------------------------- -------------------------- --------------------------
Office                                            $   40,348                      65.7%
Industrial                                            18,467                      30.1
Retail                                                 2,562                       4.2
                                                   ---------                    ------
                                                  $   61,377                     100.0%
                                                   =========                    ======

Revenue by Credit Rating(B)
---------------------------
Investment Grade                                  $   24,725                      40.3%
Non-Investment Grade                                  12,869                      21.0
Unrated                                               23,783                      38.7
                                                  ----------                    ------
                                                  $   61,377                     100.0%
                                                  ==========                    ======


                                                                                           Percentage of
                                                                                          Base Rent for the
                                             Number of                                     3 Months Ended
Top 15 Tenants/Guarantors                   Properties(B)  Property Type                    3/31/06(A)
------------------------------------------- ------------   ----------------------------- ----------------
Baker Hughes, Inc.                               4         Office (3)/Industrial (1)           5.4%
Dana Corporation(C)                             11         Office (1)/Industrial (10)          5.2
Kmart Corporation                                7         Industrial(1)/Retail (6)            4.0
Wells Fargo Home Mortgage, Inc.                  2         Office                              2.6
Northwest Pipeline Corp.                         1         Office                              2.6
Internet Security Systems, Inc.                  1         Office                              2.5
Invensys Systems, Inc. (Siebe, Inc.)             2         Office                              2.4
Exel Logistics, Inc.(NFC plc)                    4         Industrial                          2.0
Nextel Finance Company                           4         Office                              1.9
Morgan, Lewis & Bockius LLP                      1         Office                              1.8
Owens Corning                                    4         Industrial                          1.8
Michaels Stores, Inc.                            2         Industrial                          1.6
Harcourt Brace                                   1         Industrial                          1.4
James Hardie Building Products, Inc.             1         Industrial                          1.4
(James Hardie Industries N.V.)
TRW, Inc. (Experian  Information  Solutions,     1         Office                              1.4
Inc.)                                            -                                             ---
                                                46                                            38.0%
                                                ==                                            =====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)     As of March 31, 2006.
(C)     Tenant declared Chapter 11 bankruptcy in March 2006.